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                                                                    EXHIBIT 21.1

                                  METLIFE, INC.
                             As of December 31, 2004


Wholly-Owned Active Subsidiaries(1)
-----------------------------------

23RD STREET INVESTMENTS, INC. (DE)
334 MADISON EURO INVESTMENTS, INC. (DE)
334 MADISON AVENUE BTP-D HOLDINGS, LLC (DE)
334 MADISON AVENUE BTP-E HOLDINGS, LLC (DE)
ALTERNATIVE FUEL I, LLC (DE)
BENEFIT SERVICES CORPORATION (GA)
BOND TRUST ACCOUNT A (MA)
CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UNITED KINGDOM)
COVA CORPORATION  (MO)
COVA LIFE MANAGEMENT COMPANY (DE)
CRB CO., INC. (MA)
CRH CO., INC. (MA)
ECONOMY FIRE & CASUALTY COMPANY (IL)
ECONOMY PREFERRED INSURANCE COMPANY (IL)
ECONOMY PREMIER ASSURANCE COMPANY (IL)
EXETER REASSURANCE COMPANY, LTD. (BERMUDA)
FAIRFIELD INSURANCE AGENCY OF TEXAS, INC. (TX)
FIRST METLIFE INVESTORS INSURANCE COMPANY (NY)
GA HOLDING CORP. (MA)
GENAMERICA CAPITAL I (DE)
GENAMERICA FINANCIAL, LLC (MO)
GENAMERICA MANAGEMENT CORPORATION (MO)
KRISMAN, INC. (MO)
GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)
HEREFORD INSURANCE AGENCY, INC. (MA)
HYATT LEGAL PLANS, INC. (DE)
HYATT LEGAL PLANS OF FLORIDA, INC. (FL)
HPZ ASSETS LLC (DE)
L/C DEVELOPMENT CORPORATION (CA)
MET1 SIEFORE, S.A. de C.V. (MEXICO)
MET2 SIEFORE, S.A. de C.V. (MEXICO)
METDENT, INC. (DE)
MET P&C MANAGING GENERAL AGENCY, INC. (TX)
MET INVESTORS ADVISORY, LLC (DE)
METLIFE ADVISERS, LLC (MA)
METLIFE AFJP S.A. (ARGENTINA)

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(1) Does not include real estate joint ventures and partnerships of which
MetLife, Inc. and/or its subsidiaries is an investment partner.
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METLIFE AFORE, S.A. de C.V. (MEXICO)
METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)
METLIFE BANK, NATIONAL ASSOCIATION (USA)
METLIFE CAPITAL CFLI HOLDINGS, LLC (DE)
METLIFE CAPITAL CFLI LEASING, LLC (DE)
METLIFE CAPITAL CREDIT L.P. (DE)
METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE)
METLIFE CHILE INVERSIONES LIMITADA (CHILE)
METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
METLIFE CREDIT CORP.(DE)
METLIFE FUNDING, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)
METLIFE GENERAL INSURANCE AGENCY OF TEXAS, INC. (DE)
METLIFE GROUP, INC. (NY)
METLIFE HOLDINGS, INC. (DE)
METLIFE (INDIA) PRIVATE LTD. (INDIA)
METLIFE INTERNATIONAL HOLDINGS, INC. (DE)
METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
METLIFE INVESTMENTS, S.A. (ARGENTINA)
METLIFE INVESTORS DISTRIBUTION COMPANY (MO)
METLIFE INVESTORS GROUP, INC. (DE)
METLIFE INVESTORS FINANCIAL AGENCY, INC. (TX)
METLIFE INVESTORS INSURANCE COMPANY (MO)
METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA (CA)
METLIFE INVESTORS USA INSURANCE COMPANY (DE)
METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE)
METLIFE MEXICO S.A. (MEXICO)
METLIFE PENSIONES S.A. (MEXICO)
METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA)-
(also known as MetLife Insurance Company of Korea Limited)
METLIFE SECURITIES, INC. (DE)
METLIFE TAIWAN INSURANCE COMPANY LIMITED (TAIWAN)
METPARK FUNDING, INC. (DE)
METRIC REALTY (IL)
METROPOLITAN ASSET MANAGEMENT CORPORATION (DE)
METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN GENERAL INSURANCE COMPANY (RI)
METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN LIFE INSURANCE COMPANY (NY)
METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG) METROPOLITAN LIFE SEGUROS DE RETIRO S.A. (ARGENTINA)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (ARGENTINA)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (URUGUAY)
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METROPOLITAN LLOYDS, INC. (TX)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS (TX)
METROPOLITAN LIFE SEGUROS E PREVIDENCIA PRIVADA S.A. (BRAZIL)
METROPOLITAN MARINE WAY INVESTMENTS LIMITED (CANADA)
METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN REALTY MANAGEMENT, INC. (DE)
METROPOLITAN REINSURANCE COMPANY (U.K.) LIMITED (UNITED KINGDOM)
METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)
METROPOLITAN TOWER REALTY COMPANY, INC.(DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-BDR (DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-LG (DE)
MISSOURI REINSURANCE (BARBADOS), INC. (BARBADOS)
MLA COMERCIAL, S.A. DE C.V. (MEXICO)
MLA SERVICIOS, S.A. DE C.V. (MEXICO)
NATHAN & LEWIS ASSOCIATES, INC. (NY)
NATHAN AND LEWIS ASSOCIATES OHIO, INCORPORATED (OH)
NATHAN AND LEWIS ASSOCIATES OF TEXAS, INC.(TX)
NATHAN AND LEWIS INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)
NATILOPORTEM HOLDINGS, INC. (DE)
NEW ENGLAND LIFE INSURANCE COMPANY (MA)
NEW ENGLAND SECURITIES CORPORATION (MA)
NEWBURY INSURANCE COMPANY, LIMITED (BERMUDA)
N.L. HOLDING CORP. (DEL) (NY)
OMEGA REINSURANCE CORPORATION  (AZ)
ONE MADISON INVESTMENTS (CAYCO) LIMITED (CAYMAN ISLANDS)
PARAGON LIFE INSURANCE COMPANY (MO)
PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)
PARTNERS TOWER, L.P. (DE)
SERVICIOS ADMINISTRATIVOS GEN, S.A. DE C.V. (MEXICO)
SOMA SEGURADORA, S.A. (BRAZIL)
SPECIAL MULTI-ASSET RECEIVABLES TRUST (DE)
TEXAS LIFE INSURANCE COMPANY (TX)
TEXAS LIFE AGENCY SERVICES, INC. (TX)
TEXAS LIFE AGENCY SERVICES OF KANSAS, INC. (KS)
THORNGATE, LLC (DE)
TH TOWER LEASING, LLC (DE)
TH TOWER NGP, LLC (DE)
TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
WALNUT STREET ADVISERS, INC. (MO)
WALNUT STREET SECURITIES, INC. (MO)
WHITE OAK ROYALTY COMPANY (OK)
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                                  METLIFE, INC.
                             AS OF DECEMBER 31, 2004

Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock
(2)


DIGITAL LIGHTHOUSE CORP. (f/k/a ETINUUM)(14.1%)(DE)
ECLIPSE CLAIM SERVICES INC. (25%) (CANADA)
FAIRFIELD MANAGEMENT GROUP, INC. (51.9%)(MO)
GRAND CATHAY SECURITIES INVESTMENT TRUST CO., LTD. (20%) (TAIWAN)
GENERAL AMERICAN ARGENTINA SEGUROS DE VIDA, S.A. (51.9%) (ARGENTINA) GREAT RIVERS REINSURANCE MANAGEMENT, INC. (51.9%)(MO)
LONG TERM CARE PARTNERS, LLC (50%) (DE)
MALAYSIA LIFE REINSURANCE GROUP BERHAD (17.55%) (MALAYSIA)
METLIFE INDIA INSURANCE COMPANY PRIVATE LIMITED (26%) (INDIA)
METRIC ASSIGNOR, INC. (99.26%) (CA)
METRIC MANAGEMENT, INC. (99.26%) (DE)
METRIC PROPERTY MANAGEMENT, INC. (99.26%)(DE)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS(3) (TX)
METROPOLITAN STRUCTURES (50%) (IL)
P.T. METLIFE SEJAHTERA (95.21%)(INDONESIA)
REINSURANCE COMPANY OF MISSOURI, INCORPORATED (51.9%)(MO)
REINSURANCE GROUP OF AMERICA, INCORPORATED (51.9%)(MO)
REINSURANCE PARTNERS, INC. (51.9%)(MO)
RGA AMERICAS REINSURANCE COMPANY, LTD. (51.9%)(BARBADOS)
RGA ARGENTINA S.A. (51.9%)(ARGENTINA)
RGA ASIA PACIFIC PTY, LIMITED (51.9%)(AUSTRALIA)
RGA AUSTRALIAN HOLDINGS PTY LIMITED (51.9%)(AUSTRALIA)
RGA CAPITAL LIMITED (U.K.)(51.9%)(UNITED KINGDOM)
RGA CAPITAL TRUST I (DE) (51.9%)
RGA FINANCIAL GROUP, L.L.C. (51.9%)(DE)
RGA FINANCIAL PRODUCTS LIMITED (51.9%)(CANADA)
RGA HOLDINGS LIMITED (U.K.) (51.9%)(UNITED KINGDOM)
RGA INTERNATIONAL REINSURANCE COMPANY (IRELAND)
RGA INTERNATIONAL CORPORATION (51.9%) (NOVA SCOTIA)
RGA LIFE REINSURANCE COMPANY OF CANADA (51.9%)(CANADA)
RGA REINSURANCE COMPANY (51.9%) (MO)
RGA REINSURANCE COMPANY (BARBADOS) LTD. (51.9%)(BARBADOS)

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(2) Does not include real estate joint ventures and partnerships of which
MetLife, Inc. and/or its subsidiaries is an investment partner.

(3) Affiliate

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RGA REINSURANCE COMPANY OF AUSTRALIA LIMITED (51.9%)(AUSTRALIA)
RGA REINSURANCE COMPANY OF SOUTH AFRICA LIMITED (51.9%)(SOUTH AFRICA) RGA REINSURANCE (UK) LIMITED (51.9%) (UNITED KINGDOM)
RGA SIGMA REINSURANCE SPC (51.9%) (CAYMAN ISLANDS)
RGA SOUTH AFRICAN HOLDINGS (PTY) LTD. (51.9%)(SOUTH AFRICA)
RGA TECHNOLOGY PARTNERS, INC. (51.9%) (MO)
RGA UK SERVICES LIMITED (51.9%) (UNITED KINGDOM)
RGA (U.K.) UNDERWRITING AGENCY LIMITED (51.9%)(UNITED KINGDOM)
SINO-US METLIFE INSURANCE COMPANY, LTD. (50%)(CHINA)
SSR AV, INC. (99.26%)(DE)
SSR REALTY ADVISORS, INC. (99.26%)(DE)
STATE STREET RESEARCH INVESTMENT SERVICES, INC. (99.26%)(MA)
STATE STREET RESEARCH & MANAGEMENT COMPANY ((99.26%) (DE)
SSRM HOLDINGS, INC. (99.26%)(DE)
ST. JAMES FLEET INVESTMENTS TWO LIMITED (34%)(CAYMAN ISLANDS)
TRIAD RE, LTD. (34.77%)(BARBADOS)
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                                  METLIFE, INC.
                             AS OF DECEMBER 31, 2004

Publicly-Held Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its Own Account) of 10% through 99% of the total outstanding voting stock or control:

DAN RIVER, INC. (GA)
REINSURANCE GROUP OF AMERICA, INCORPORATED (MO)